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                                                                 EXHIBIT 23.1
                                                                 ------------


                         CONSENT OF SIMON HAYES

I hereby consent to the use of my name and reference to my name and my position with Newmarket Investments plc, and inclusion of material and relevant documents referred to herein, for the purposes of filing the Annual Report on Form 10-KSB (File 0-24520) and the reference to any of the above in and by incorporation of the Company's registration statement on Form SB-2 (File 333-99599).


                                           /s/ Simon Hayes
                                           _______________________
                                           Simon Hayes

October 28, 2002


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